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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549



                                  FORM 8-K/A



                          AMENDMENT TO CURRENT REPORT


     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) : September 9, 1996




                       AMERICAN DIVERSIFIED GROUP, INC.
                       --------------------------------
            (Exact name of registrant as specified in its charter)




        Nevada                       0-23532                  86-0359523
        ------                       -------                  ----------
(State or other jurisdiction   (Commission File Number)    (IRS Employer
   of incorporation)                                       Identification No.)




               501 South Dixie Highway, West Palm Beach, FL 33401
               --------------------------------------------------
                    (Address of principal executive offices)



Registrant's telephone number, including area code:    (407) 832-5208
                                                    --------------------------



            362 Minorca Avenue, Suite 103, Coral Gables, Florida 33134
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          (Former name, former address, if changed since last report)

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Item 4.  Changes in Registrant's Certifying Accountant

         In connection with the audit of the consolidated financial statements of American Diversified Group, Inc. ("ADGI" or "Registrant") for the two fiscal years ended December 31, 1994, Duane V. Midgley, CPA, Salt Lake City, UT, issued a report dated February 9, 1995, a copy of which was attached to the Registrant's Form 10-KSB which was duly filed with the Securities and Exchange Commission. A copy of this report is attached as an exhibit hereto. In March, 1995, Tera West Ventures, Inc. ("TWVI"), the Registrant's former name, changed its name to American Diversified Group, Inc. and its business location from TWVI's offices in Las Vegas, NV to that of ADGI in Florida. As a result of the move of its base of operations to Florida, the Registrant, by action of its board of directors, determined to change its independent accountant from Mr. Midgley, the former accountant for TWVI, to a firm in Florida. The accountant did not resign, nor did he decline to stand for re-election, and the board of directors did not dismiss Mr. Midgley. The accountant's report on the financial statement for either of the past two years did not contain an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principles. There was no disagreement with Mr. Midgley on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of the former accountant, would have caused the former accountant to make reference to the subject matter of the disagreement(s) in connection with his report. There was no disagreement with the former accountant, Duane V. Midgley, CPA.

         On May 24, 1996, Registrant engaged the firm of Rachlin, Cohen and Holtz to perform the audit for the fiscal year ended December 31, 1995. A copy of this engagement is attached as an exhibit hereto. However, by letter dated June 24, 1996, as a result of the inability of Registrant and Rachlin, Cohen and Holtz to agree on the amount of time that the accounting firm could devote to Registrant as a new client, and the cost of conducting the audit, the Registrant and Rachlin Cohen and Holtz agreed to discontinue the engagement of Rachlin Cohen and Holtz. A copy of this letter is attached as an exhibit hereto. In that letter, Registrant informed Rachlin Cohen and Holtz that Registrant had retained the accounting firm of Grant-Schwartz Associates, CPA's, as its auditors, and Rachlin Cohen and Holtz has agreed to cooperate with Registrant in transmitting copies of all records necessary for Grant Schwartz Associates to complete the 1995 audit in a timely fashion. During the past two years and through the respective dates of termination of the client-auditor relationship, there were no disagreement with either former accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure. The engagement of Grant-Schwartz Associates, CPA's, 40 SE 5th Street-Suite 500, Boca Raton, FL 33432 is attached as an exhibit hereto in a letter dated June 24, 1996. Also attached as exhibits hereto are the letters from Mr. Midgley and Rachlin, Cohen and Holtz expressing agreement with the revised Item 304 disclosure.

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Item 7.    Financial Statements and Exhibits

(b)  Exhibits:



     (16) Letters regarding change of certifying accountants are attached hereto.


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                                  SIGNATURES



          Pursuant to the requirements of The Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              AMERICAN DIVERSIFIED GROUP, INC.

October 22, 1996



                              /s/ Jerrold R. Hinton, President
                              --------------------------------
                              Jerrold R. Hinton, President

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